2026 AGA Financial Forum EARNINGS CALL PRESENTATION Q2 2026 FRIDAY, AUGUST 7, 2026

Safe Harbor for Forward-Looking Statements 2 Safe Harbor Statement Some of the  statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable law.  Such forward-looking statements may be identified by the use of words, such as “project,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “continue,” “potential,” “forecast” or other similar words, or future or conditional verbs such as “may,” “will,” “should,” “would” or “could.” These statements represent our intentions, plans, expectations, assumptions and beliefs about our future financial performance, business strategy, projected plans and objectives.  These statements are subject to many risks and uncertainties and actual results may materially differ from those expressed in these forward-looking statements.   Please refer to Chesapeake Utilities' Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent quarterly reports on Form 10-Q filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in this presentation. Non-GAAP Financial Information This presentation includes non-GAAP financial measures including Adjusted Gross Margin, Adjusted Net Income and Adjusted Earnings Per Share (“EPS*”). A "non-GAAP financial measure" is generally defined as a numerical measure of a company's historical or future performance that includes or excludes amounts, or that is subject to adjustments, so as to be different from the most directly comparable measure calculated or presented in accordance with GAAP. Our management believes certain non- GAAP financial measures, when considered together with GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. The Company calculates Adjusted Gross Margin by deducting the purchased cost of natural gas, propane and electricity and the cost of labor spent on direct revenue- producing activities from operating revenues. The costs included in Adjusted Gross Margin exclude depreciation and amortization and certain costs presented in operations and maintenance expenses in accordance with regulatory requirements. The Company calculates Adjusted Net Income and Adjusted EPS by deducting costs and expenses associated with significant acquisitions that may affect the comparison of period-over-period results. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The Company believes that these non-GAAP measures are useful and meaningful to investors as a basis for making investment decisions and provide investors with information that demonstrates the profitability achieved by the Company under allowed rates for regulated energy operations and under the Company's competitive pricing structures for unregulated energy operations. The Company's management uses these non-GAAP financial measures in assessing a business unit and Company performance. Other companies may calculate these non-GAAP financial measures in a different manner. See Appendix for a reconciliation of Gross Margin, Net Income and EPS, all as defined under GAAP, to our non-GAAP measures of Adjusted Gross Margin, Adjusted Net Income, and Adjusted EPS for each of the periods presented. *Unless otherwise noted, EPS and Adjusted EPS information is presented on a diluted basis.

Q2 2026 Safety Moment: Wildfire Smoke Safety 3 Indoor Safety: • Filter the air: Set up a portable air cleaner, replace your HVAC filters with MERV 13 or higher ratings, and set your air conditioning system to "recirculate" mode. • Reduce indoor pollutants: Avoid burning candles, frying or broiling food, smoking, or vacuuming. • Choose location: A small, interior room without a lot of foot traffic where you can filter the air and shelter from the smoke

Titles Should Be Font Size 40 – 44 4 Jeff Householder Chair of the Board, President & Chief Executive Officer Jeff Sylvester Senior Vice President, Chief Financial Officer Jim Moriarty Executive Vice President, General Counsel, Corporate Secretary & Chief Policy and Risk Officer oday's Presenters Lucia Dempsey Head of Investor Relations

$16.2M FCG RATE CASE INTERIM AMOUNT 8% YTD'26 ADJ. EPS GROWTH vs YTD'25 Growth Trajectory Continues in Q2 2026 5 $2.22 $2.47 $1.04 $1.05 $3.25 $3.51 1H 2025 1H 2026 YTD Adjusted Diluted EPS1 1 See appendix for a reconciliation of non-GAAP metrics. $140M Q2'26 CAPITAL EXPENDITURES 12% ADJ. NET INCOME GROWTH vs YTD'25 $4.9M TRANSMISSION EXPANSIONS $3.2M INFRASTRUCTURE PROGRAMS Q2 2026 INCREMENTAL ADJUSTED MARGIN: Q2 Q1

Growth Remains Core to Long-Term Strategy Average Residential Customer Growth 6 3.0% 2.1% 1.8%YT D '2 6 v s. Y TD '2 5 DELMARVA FPU FCG For the five-year period ending April 2030, Florida's state population growth relative to the prior year is expected to average 297,200 new net residents per year. Delaware has maintained strong migration, consistently ranking top 10 in percentage population growth during recent U.S. Census Bureau studies. 1 Florida Office of Economic & Demographic Research (EDR), Demographic Estimating Conference, Florida Demographic Forecast (June 22, 2026). 2 Spotlight Delaware: "Delaware has considered 25K Homes since 2021" article.

Florida Energy Pathway • Originates in Palm Beach County, ends in Miami Dade County • Supply being sourced from FGT’s already-announced Phase IX expansion ◦ The majority of the route leverages existing right-of-ways • Project will be built and operated by Peninsula Pipeline Company (PPC) • Capital investment anticipated to be ~$1.2 billion, subject to finalization of design and engineering work • CPK expects to fund and own at least 51% of the project and partner with one or more third parties to fund and own up to 49% of the project • Development & Construction Timeline: ◦ Engineering and design work underway ◦ Permitting expected to begin later this year ◦ Expected to be a two-year construction period ◦ Targeting in-service in 2030 $1.2 billion, 97-mile, 24-inch intrastate transmission infrastructure project 7

Transmission Projects Advance to Meet Demand 8 # Project Name Status1 In-Service Total CapEx Adj. Gross Margin ($M) 2025A 2026E 2027E 1 Boynton Beach In-Service Q1 2025 ~$21M $3.0 $3.4 $3.4 2 Indian River RNG In-Service Q1-Q2 2025 ~$18M $2.5 $5.4 $6.43 Brevard RNG In-Service ~$6M 4 Medley RNG In-Service ~$22M 5 New Smyrna Beach In-Service Q2 2025 ~$15M $1.6 $2.6 $2.6 6 St. Cloud Expansion In-Service Q2 2025 ~$20M $2.9 $3.8 $3.8 7 Wildlight Phase 1 & 2 In-Service 2023-2025 ~$25M $2.6 $4.3 $4.3 8 Miami Inner Loop In-Service 2H 2025 ~$40M $2.8 $7.6 $7.6 9 Lake Mattie, Plant City In-Service Q3 2025 ~$18M $2.6 $4.3 $4.3 10 Worcester Resiliency Upgrade (WRU) In-Progress Q1 2027 ~$100M $0.3 $1.5 $17.1 11 AEX Duncan Plains In-Progress 2027 ~$10M — — $1.1 Totals: ~295M $18.3 $32.9 $50.6 1 May reflect interim in-service status using Marlin Virtual Pipeline Services while construction is being completed.

Increasing FY 2026 Capital Guidance by $100M $500.0 2026 Guidance 2026 Guidance 2026 Guidance Includes: $550 - $600M $ in millions Distribution $135 - $145M • Ongoing distribution system expansion and reliability projects across our Delmarva & Florida service areas $62M Transmission $185 - $195M • Worcester Resiliency Upgrade • Miami Inner Loop • Duncan Plains Data Center Pipeline • RNG Transportation Projects • Initial FEP Capital Investment $94M Infrastructure $115 - $125M • FPU's GUARD & FCG's SAFE Programs • ESNG Capital Cost Surcharge Program • Electric Storm Protection Plan $48M Technology $90 - $100M • Enterprise Resource Plan (ERP) • Additional technology, cybersecurity investments $37M Unregulated $25 - $35M • Marlin Virtual Pipeline, Propane, Aspire Energy $21M $262M 9 YTD '26

10 Worcester Resiliency Upgrade (WRU) Project • Site and facility construction remains on schedule and progressing well • Commissioning planning and consultation activities continue to advance • FERC and PHMSA coordination continue with no delays • Still exploring opportunity to expand site capacity in the future to address significant demand and projected peaking needs • Earlier weather-related delays drive a $(0.10) impact to 2026 EPS 500K-gal LNG Storage Facility in Bishopville, MD $17.1M FY 2027 MARGIN Q1 2027 EXPECTED IN-SERVICE

Significant Upside Driving Increased Long-Term Capital

Investment Opportunities in Development

- **DELMARVA REGIONAL ENHANCEMENT (DRE)**
  $75M, 10+ mile ESNG transmission expansion project to add firm capacity and improve system reliability; evaluating possibilities for further future expansion
- **ACCOMACK COUNTY EXPLORATION PROJECT**
  Determining feasibility, design and engineering to develop a potential new natural gas system on Virginia's Eastern Shore supported by a $6.5 million county grant
- **CAPE CANAVERAL LNG OPPORTUNITIES**
  Identifying alternative LNG storage sites and pipeline development opportunities to serve cruise, space and port industries

Updating Guidance Expectations

We expect capital investment of ~$1.4 billion through 2026 and expect to **exceed investment of $2.2 billion through 2028**.

On our FY 2026 earnings call in February 2027, we expect to provide:

- 2027 Capital Guidance
- 2027 - 2031 Capital Guidance
- 2027 - 2031 EPS Growth Rate

CHESAPEAKE UTILITIES CORPORATION
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• Forward Test Year: Ending 12/31/2027 • Adjusted 2027 Rate Base: $780 million • Revenue Requirement Request: $47 million • ROE Request: 11.25% Florida City Gas Rate Case Overview 12 Date Milestone February 18, 2026 Notice of Intent filed April 20, 2026 General rate case filed June 24, 2026 Interim rate recommendation July 20, 2026 Intervenor testimony July 27, 2026 Interim rates order July 28, 2026 Staff testimony August 13, 2026 CPK rebuttal testimony August 31, 2026 Prehearing statements September 14 2026 Prehearing conference Sept 28 - Oct 2, 2026 Hearings October 2026 Briefs ~November 2026 Potential: Staff Recommendation Q4 2026/ Early 2027 Rates expected effective Key Highlights of the Filing • $16.2 million full-year interim rate increase approved Interim Rates Approved July 24, 2026

Transforming for Growth… Powered by People 13 Food Bank of Delaware in Milford, DELexus Corporate Run in Miami, FL March for Babies in West Palm Beach, FL YTD Community Investment ~500+ team members have participated in one or more event ~$850K of charitable donations, community partnerships & sponsorships TEAMMATES CUSTOMERS COMMUNITIES PARTNERS Spring Impact Days April 2026

14 • Builds on our 1CX investment by aligning technology, processes and organization structure to enhance operating efficiency and support future growth. • Making substantial progress; successfully transitioned into the Realize-Build phase last month and we remain on track for our planned 2027 go-live. ONE TEAM. ONE FUTURE. ONE CHESAPEAKE Transforming through Standardization & Value Realization Simplified processes, Scalable Growth, Sustainable Value

+1% $1.04 $1.05 Q2 2025 Q2 2026 $142.8 $150.2 Q2 2025 Q2 2026 $24.3 $25.4 Q2 2025 Q2 2026 1 See appendix for a reconciliation of non-GAAP metrics. Adjusted Gross Margin1 Adjusted Earnings Per Share1Adjusted Net Income1 15 Consistent Growth in Q2 2026 $ millions except per share amounts +5% +5%

$1.04 $0.15 $0.10 $0.06 $0.06 $(0.04) (0.04) $(0.11) $(0.05) $(0.04) $(0.03) $(0.02) $(0.03) $1.05 Q2 2025 Adj. EPS Natural Gas Trans. Expansions Infra. Program Growth Natural Gas Dist. Growth Improved Propane & Aspire Performance Consumption & Other Decreased CNG/RNG/LNG services Increased D&A & Property Tax Increased O&M Expense Credit, Collections, Customer Service Increased Payroll and Benefits Interest Expense Share Dilution Q2 2026 Adj. EPS 1 See appendix for a reconciliation of non-GAAP metrics. Adjusted Earnings Per Share1 16 Q2 2026 Key Performance Drivers

17 Strong Gross Margin Growth & Cost Management 1See appendix for a reconciliation of non-GAAP metrics. $ millions Regulated Segment Q2 2025 Q2 2026 Change Adjusted Gross Margin $ 117.7 $ 124.7 6% Operating Income $ 51.8 $ 55.2 7% Unregulated Segment Q2 2025 Q2 2026 Change Adjusted Gross Margin $ 25.0 $ 25.4 2% Gross Margin Growth Outpaces O&M Increases $329 $350 $383 $420 $454 $567 $639 $356 54.2% 51.3% 49.4% 49.6% 50.1% 47.5% 45.4% 44.8% Adjusted Gross Margin Operating Expenses as a % of Adj. Gross Margin 2019 2020 2021 2022 2023 2024 2025 1H 2026 Continually Reducing Operational Expenses • We have prudently managed operational expense growth during a period of significant gross margin expansion • Executing a "One Company" approach across the organization standardizes operations, increasing efficiencies • Our extensive technology roadmap creates a platform to support future growth and drive continued efficiencies • The first 6 months of 2026 represented the lowest ratio of operating expense to gross margin $ in millions

Equity Short-Term Debt1 Long-Term Debt 50% 9% 41% 50% 11% 39% 1 Short-term debt for both periods includes short-term borrowing as well as the current portion of long-term debt. 2 Total liquidity includes the $450M Revolver and $348M of Private Placement Shelf Agreements. Shares Outstanding • 24,106,455 shares outstanding as of 8/3/2026$ in millions Executing on Our Financing Strategy $3,218 $3,361 $1,327 $1,318 $293 $370 $1,598 $1,673 12/31/2025 6/30/202618 • 70% of total liquidity available as of 6/30/2026 out of total capacity of $$797.5M million2 • August 2026: Amended, extended and upsized revolving credit facility to $650M, an increase of $200M, leading to updated total capacity of $1.0 billion to support our capital program Debt & Liquidity Update • DEBT: $200 - $250 million of long-term debt 2026 Financing Issuance Expectations Total Capitalization

$1.22 $1.32 $1.48 $1.62 $1.76 $1.92 $2.14 $2.36 $2.56 $2.74 $2.94 $1.22 $1.32 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 1 Calculated through 28-Jul-2026. 10-Year Dividend CAGR of 9.2% Dividend and Earnings Growth Drive Industry-Leading Annual Shareholder Return ~12%+ 10-Year CAGR1 Performance Track Record of Strong Earnings Growth 9.1% CAGR since 201619 Dividend Policy Drives Increased Shareholder Value Annualized Dividend Per Share 50 - 55% Earnings Reinvestment Supports robust capital program 45 - 50% Target Payout Ratio: 9.2% Dividend Growth CAGR 8% 12% 9% 9% 9% 11% 10% 8% 7% 7%Annual Growth Rate

1 See appendix for a reconciliation of non-GAAP metrics. 20 Industry-Leading Adjusted EPS Growth Building on track record of 19 consecutive years of growth and 9.1% EPS CAGR $1.15 $1.29 $1.32 $1.43 $1.82 $1.91 $1.99 $2.26 $2.47 $2.72 $2.86 $2.89 $3.47 $3.72 $4.21 $4.73 $5.04 $5.31 $5.39 $6.01 $8.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2028E 12% 2% 8% 27% 5% 4% 14% 9% 10% 5% 1% 20% 7% 13% 12% 7% 5% 2% 12%Annual Growth Rate 19 Years of Consecutive Earnings Growth 9.1% EPS CAGR + $7.75 2028 EPS Guidance

Transforming for Growth in 2026 & Beyond 21 Top-Quartile Growth & Total Shareholder Return Maintaining Our Financial Discipline Delivering on Our Promises Focusing on the Three Pillars of Growth Powered By All Stakeholders

Chesapeake Utilities Corporation Confidential 2025 Additional InformationAPPENDIX

$135 $132 $197 $157 $212 $152 $58 $159 $59 $52 $43 $111 $100 $100 $160 $100 $150 $90 $100 $35 $32 $37 $57 $62 $62 $59 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037+ $ in millions 23 Long-Term Debt Maturity Profile Amortizing Principal Payments Bullet Maturities First tranche of FCG debt due in 2026; refinancing expected to generate interest rate savings

OhioDelmarva Florida (22)% (5)% 10% (5)% (29)% (26)% Q2 2025 Q2 2026 Q2 2025 Q2 2026 Q2 2025 Q2 2026 NORMAL Note: Normal reflects 10-Year Average Heating Degree Days (HDD). Percentages reflect actual HDD above / (below) Normal divided by Normal. MILDER 24 291 345 373 363 (82) (18) COLDER Q2 2026 Weather Milder Than Normal ACTUAL HDD NORMAL HDD VARIANCE 687 603 624 638 63 (35) 30 31 42 42 (12) (11)

Q2 Distribution Utility Statistical Data

Operating Revenues *(in thousands)*	For the Three Months Ended June 30, 2026			For the Three Months Ended June 30, 2025		
	Delmarva NG Distribution	Florida Natural Gas Distribution	FPU Electric Distribution	Delmarva NG Distribution	Florida Natural Gas Distribution[2]	FPU Electric Distribution
Residential	$ 24,162	$ 33,326	$ 12,216	$ 18,110	$ 27,384	$ 11,880
Commercial and Industrial	$ 14,278	$ 56,165	$ 13,647	$ 9,994	$ 49,448	$ 10,328
Other[1]	$ (6,618)	$ 2,473	$ 656	$ (1,886)	$ 9,266	$ 4,021
Total Operating Revenues	**$ 31,822**	**$ 91,964**	**$ 26,519**	**$ 26,218**	**$ 86,098**	**$ 26,229**
Volume (in Dts/MWHs)						
Residential	965,779	986,512	71,342	788,353	945,763	73,256
Commercial and Industrial	2,309,091	12,350,048	98,677	2,049,542	12,860,231	87,551
Other	59,031	260,936	—	62,650	522,380	—
Total	**3,333,901**	**13,597,496**	**170,019**	**2,900,545**	**14,328,374**	**160,807**
Average customers						
Residential	108,306	214,827	26,035	105,402	211,084	26,061
Commercial and Industrial	8,559	17,610	7,485	8,477	17,461	7,518
Other	25	2	—	24	—	—
Total	**116,890**	**232,439**	**33,520**	**113,903**	**228,545**	**33,579**

Note: Unaudited Utility statistical data.

[1] Operating Revenues from "Other" sources include unbilled revenue, under (over) recoveries of fuel cost, conservation revenue, other miscellaneous charges, fees for billing services provided to third parties and adjustments for pass-through taxes.

[2] Prior year numbers have been updated to align with current year presentation.

CHESAPEAKE UTILITIES CORPORATION
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YTD Distribution Utility Statistical Data

Operating Revenues *(in thousands)*	For the Six Months Ended June 30, 2026			For the Six Months Ended June 30, 2025		
	Delmarva NG Distribution	Florida Natural Gas Distribution	FPU Electric Distribution	Delmarva NG Distribution	Florida Natural Gas Distribution[2]	FPU Electric Distribution
Residential	$ 82,658	$ 74,198	$ 25,035	$ 64,926	$ 60,825	$ 24,075
Commercial and Industrial	$ 42,525	$ 116,910	$ 25,338	$ 32,168	$ 101,903	$ 19,782
Other[1]	$ (10,778)	$ 25,325	$ 3,891	$ (3,261)	$ 18,308	$ 5,536
Total Operating Revenues	**$ 114,405**	**$ 216,433**	**$ 54,264**	**$ 93,833**	**$ 181,036**	**$ 49,393**
Volume (in Dts/MWHs)						
Residential	4,165,944	2,464,035	148,601	3,888,137	2,422,018	154,259
Commercial and Industrial	7,018,313	25,366,947	188,394	6,005,850	26,834,886	171,835
Other	152,708	594,020	—	152,738	924,233	—
Total	**11,336,965**	**28,425,002**	**336,995**	**10,046,725**	**30,181,137**	**326,094**
Average customers						
Residential	108,166	214,434	26,038	105,003	210,362	26,014
Commercial and Industrial	8,572	17,511	7,482	8,501	17,436	7,488
Other	26	71	—	26	—	—
Total	**116,764**	**232,016**	**33,520**	**113,530**	**227,798**	**33,502**

Note: Unaudited Utility statistical data.

[1] Operating Revenues from "Other" sources include unbilled revenue, under (over) recoveries of fuel cost, conservation revenue, other miscellaneous charges, fees for billing services provided to third parties and adjustments for pass-through taxes.

[2] Prior year numbers have been updated to align with current year presentation.

CHESAPEAKE UTILITIES CORPORATION
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Second Quarter Results Year-to-Date Results Consolidated Reconciliation Q2 2026 Q2 2025 $ % YTD 2026 YTD 2025 $ % GAAP Operating Revenues $ 201.9 $ 192.8 $ 9.1 5% $ 555.0 $ 491.5 $ 63.5 13% Cost of Sales Nat Gas, Propane, & Electric (51.7) (50.0) (1.7) 3% (198.6) (166.3) (32.3) 19% Operating Expense1 (25.9) (24.0) (1.9) 8% (53.4) (46.7) (6.7) 14% D&A (22.9) (21.9) (1.0) 5% (44.4) (44.4) — —% GAAP Gross Margin $ 101.4 $ 96.9 $ 4.5 5% $ 258.6 $ 234.1 $ 24.5 10% Add Back: Operating Expense1 25.9 24.0 1.9 8% 53.4 46.7 6.7 14% Add Back: D&A 22.9 21.9 1.0 5% 44.4 44.4 — —% Adjusted Gross Margin $ 150.2 $ 142.8 $ 7.4 5% $ 356.4 $ 325.2 $ 31.2 10% $ in millions 27 GAAP to Non-GAAP Reconciliation: Consolidated Note: D&A refers to Depreciation and Amortization Expense. 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2025 for additional details.

GAAP to Non-GAAP Reconciliation: Segment Results

$ in millions

Regulated Segment	Second Quarter Results				Year-to-Date Results			
	Q2 2026	Q2 2025	$	%	YTD 2026	YTD 2025	$	%
GAAP Operating Revenues	**$ 164.3**	**$ 151.8**	**$ 12.5**	**8%**	**$ 413.6**	**$ 351.4**	**$ 62.2**	**18%**
Cost of Sales								
Nat Gas, Propane, & Electric	(39.6)	(34.1)	(5.5)	16%	(141.2)	(105.6)	(35.6)	34%
Operating Expense[1]	(15.5)	(14.6)	(0.9)	6%	(32.2)	(27.9)	(4.3)	15%
D&A	(17.3)	(16.8)	(0.5)	3%	(33.4)	(34.4)	1.0	(3)%
GAAP Gross Margin	**$ 91.9**	**$ 86.3**	**$ 5.6**	**6%**	**$ 206.8**	**$ 183.5**	**$ 23.3**	**13%**
Add Back: Operating Expense[1]	15.5	14.6	0.9	6%	32.2	27.9	4.3	15%
Add Back: D&A	17.3	16.8	0.5	3%	33.4	34.4	(1.0)	(3)%
Adjusted Gross Margin	**$ 124.7**	**$ 117.7**	**$ 7.0**	**6%**	**$ 272.4**	**$ 245.8**	**$ 26.6**	**11%**

Unregulated Segment	Q2 2026	Q2 2025	$	%	YTD 2026	YTD 2025	$	%
GAAP Operating Revenues	**$ 45.2**	**$ 47.9**	**$ (2.7)**	**(6)%**	**$ 158.9**	**$ 154.6**	**$ 4.3**	**3%**
Cost of Sales								
Nat Gas, Propane, & Electric	(19.8)	(22.9)	3.1	(14)%	(74.9)	(75.1)	0.2	—%
Operating Expense[1]	(10.4)	(9.8)	(0.6)	6%	(21.3)	(19.5)	(1.8)	9%
D&A	(5.6)	(5.1)	(0.5)	10%	(11.0)	(10.0)	(1.0)	10%
GAAP Gross Margin	**$ 9.4**	**$ 10.1**	**$ (0.7)**	**(7)%**	**$ 51.7**	**$ 50.0**	**$ 1.7**	**3%**
Add Back: Operating Expense[1]	10.4	9.8	0.6	6%	21.3	19.5	1.8	9%
Add Back: D&A	5.6	5.1	0.5	10%	11.0	10.0	1.0	10%
Adjusted Gross Margin	**$ 25.4**	**$ 25.0**	**$ 0.4**	**2%**	**$ 84.0**	**$ 79.5**	**$ 4.5**	**7%**

Note: D&A refers to Depreciation and Amortization Expense.

[1] Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities' Annual Report on Form 10-K for the year ended December 31, 2025 for additional details.

CHESAPEAKE UTILITIES CORPORATION
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1 Transaction and transition-related expenses represent costs incurred attributable to the acquisition and integration of FCG including, but not limited to, transition services, consulting, system integration, rebranding and legal fees. Second Quarter Results Year-to-Date Results Non-GAAP Reconciliation: Net Income /EPS Q2 2026 Q2 2025 $ % YTD 2026 YTD 2025 $ % GAAP Net Income $ 25.4 $ 23.9 $ 1.5 6% $ 84.7 $ 74.8 $ 9.9 13% FCG Transaction+Transition Expenses1 $ — $ 0.4 $ (0.4) (100)% $ — $ 0.6 $ (0.6) (100)% Adjusted Net Income $ 25.4 $ 24.3 $ 1.1 5% $ 84.7 $ 75.4 $ 9.3 12% Diluted Weighted Avg. Common Shares Outstanding 24,174 23,402 24,115 23,223 GAAP Diluted EPS $1.05 $1.02 $ 0.03 3% $3.51 $3.22 $ 0.29 9% FCG Transaction+Transition Expenses1 — 0.02 (0.02) (100)% — 0.03 (0.03) (100)% Adjusted Diluted EPS $1.05 $1.04 $ 0.01 1% $3.51 $3.25 $ 0.26 8% $ in millions except per-share amounts shares in thousands 29 GAAP to Non-GAAP Reconciliation: Adj. Net Income & EPS